Exhibit 99.2
Integra Bank Corporation Merger with Prairie Financial Corporation Chicago Expansion accelerates Regional Growth Strategy October 6, 2006

Integra Enters Attractive Chicago Market Merger consistent with Integra's growth strategy Entering desirable market with proven management team Reasonable cost of entry Prairie is a profitable and high growth bank Positive impact in key areas including EPS accretion, margin improvement, credit quality and efficiency

Prairie Financial Corporation High performing, rapidly growing community bank in southwest Chicago $575MM of assets (as of June, 2006) $511MM of deposits $434MM of total loans (27% CAGR 01-05) Efficiency ratio of 48% LTM Excellent credit quality Attractive demographic profile Will County's population grew 35% from 00-06, and is projected to grow 31% in next 5 years

Prairie Financial Corporation 15-year old bank, started by long time Chicago area bankers Bradley Stevens, founder and CEO of Prairie, former President of Cole Taylor will remain and manage the Chicago region 5 branches well positioned in the marketplace Construction lending niche High profitability with C-corp adjusted ROA of 1.4% and ROE of 20% LTM Strong Net Income growth with a 37% CAGR 01-05 Management to stay in place

.. .. .. .. .. Combined Franchise .. = Integra and Prairie Offices

Integra Growth Strategy Goal: High performing Midwest regional financial services company Complement strong community bank foundation Continue expansion into metro markets Team focused: Continue to opportunistically hire teams as we expand: Commercial real estate initiative Cincinnati commercial team Revenue focused acquisitions in higher growth markets Prairie Financial Corporation

Strategic Opportunities for Integra Chicago metro market is 3rd largest in US, with attractive demographic profile Branches in Bridgeview, Plainfield (2), Mokena, Near Northside Chicago Well positioned for growth Chicago is a highly fragmented market Improves Integra's MSA deposit market share from 77.4% to 81.6%

Strategic Opportunities for Integra Entering attractive market with proven management team Accelerates balance sheet conversion to higher yielding commercial loans Construction lending niche, metropolitan housing High level of profitability Strong service and credit culture

Merger Success Factors Let Prairie Team continue doing what they do best Complement Prairie's existing lending niche and local expertise with Integra's competencies in: Retail products and marketing strategies Cash management Commercial lending Wealth management

Transaction Rationale Financially Compelling GAAP EPS Accretive in Year One of 4-5 cents or 2-3%, excluding merger related expense GAAP EPS Accretive in Year Two of 7-8 cents or 4-5% Strong financial performance of Prairie Reasonably priced entry into attractive Chicago market Price/ LTM Earnings (*) 15.6x Price/ Book Value 319% Price/ Tangible Book Value 319% Core Deposit Premium 20.2% (*) Fully Taxable Equivalent Earnings adjusted using 35% corporate tax rate, 11.3Xs reported S-Corp earnings

Transaction Summary Total Transaction Value $117.2 million (excluding option payout) Options Approximate cost: $4MM Consideration Approximately 70% stock/ 30% cash Total IBNK shares issued: 3,149,187 Total Cash $38.8 million Structure To be merged into Integra Bank N.A. Board Representation Two Prairie directors to join IBNK Board Dividend Policy IBNK dividend policy Anticipated Closing Q1 2007 Approvals Normal regulatory, Prairie stockholders Due Diligence Completed

Operating Summary Operating Name Integra Bank N.A. (In Chicago MSA) Leadership Brad Stevens Mark Trevor Key Employees Retention arrangements established for key Prairie employees Integration Expect system integration within 90 days of closing

Financial Assumptions Prairie assumed EPS growth Annual Cost Savings Revenue Enhancements Transaction costs Core Deposit Intangible amortization Tax Rate 2001 - 2005 CAGR: 37% Assumed growth: 8% - 12% 10% of Prairie's NIE 70% realized Year 1 None assumed, but expected $2.4MM $1.2MM per year over 10 years 35% of fully taxable equivalent income

Projected Earnings Impact

Conclusion Merger consistent with Integra's growth strategy Entering desirable market with proven management team Reasonable cost of entry Prairie is a profitable and high growth bank Positive impact in key areas including EPS accretion, margin improvement, credit quality and efficiency

Questions

Appendix

Pro Forma Balance Sheet

Historical Financial Performance

Projected Capital Impact

Pro Forma Loans & Deposits As of June 30, 2006

Forward-Looking Statements Except for historical information, all other information in this presentation consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Integra Bank Corporation ("Integra") and Prairie Financial Corporation ("Prairie"), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Integra's and Prairie's plans, objectives, expectations and intentions, dilutions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Integra and Prairie and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward- looking statements because of numerous possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Integra and Prairie may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Prairie may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Integra's and Prairie's markets may increase significantly and could adversely affect operations; and (10) an economic slowdown, either nationally or in the markets in which Integra and Prairie do business, could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Integra's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC's website at www.sec.gov. In addition, documents filed with the SEC by Integra can be obtained, without charge, by directing a request in writing to Secretary, Integra Bank Corporation, 21 S.E. Third Street, P.O. Box 868, Evansville, Indiana 47708^ 0868, or by telephone at (812) 464^ 9677 or on Integra's website at www.integrabank.com.

Forward-Looking Statements The foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Integra or Prairie or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Integra and Prairie do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made except as may be required in Integra's SEC reports. Additional Information And Where To Find It Integra intends to file with the Securities and Exchange Commission a registration statement on Form S^ 4, and Prairie expects to mail a proxy statement/prospectus to its stockholders, containing information about the transaction. Investors and stockholders are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Integra, Prairie and the proposed merger. In addition to the registration statement to be filed by Integra and the proxy statement/prospectus to be mailed to the stockholders of Prairie, Integra files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Integra may also be obtained free of charge from Integra by requesting them in writing at 21 S.E. Third Street, P.O. Box 868, Evansville, Indiana 47708^ 0868, or by telephone at (812) 464^ 9677 or on Integra's website at www.integrabank.com. Integra, Prairie and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Prairie with respect to the transactions contemplated by the proposed merger. Information regarding Integra's officers and directors is included in Integra's proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on March 17, 2006. A description of the interests of the directors and executive officers of Integra and Prairie in the merger will be set forth in the proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.